EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Stephen D. Westhoven hereby certifies as follows:

(a)	I am the Chief Executive Officer of New Jersey Resources Corporation (the "Company");

(b)
To the best of my knowledge, this annual report on Form 10-K for the fiscal year ended September 30, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of this report, the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 22, 2019	By:	/s/ Stephen D. Westhoven
Stephen D. Westhoven
President and Chief Executive Officer